UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 23, 2008
CANARGO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
Of incorporation)		Identification No.)

CanArgo Energy Corporation
P.O. Box 291, St. Peter Port
Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code +(44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 5- Corporate Governance

Item 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On April 23, 2008, the Board of Directors of CanArgo Energy Corporation (the "Company") approved an amendment to the Company's 2004 Long Term Stock Incentive Plan (the "Plan"), subject to approval of the Company's stockholders at the Company's Annual Meeting of Stockholders currently scheduled for June 26, 2008. This amendment increases the number of shares of common stock, par value $.10 per share ("Common Stock") remaining available for future issuance under the Plan by 17,500,000 shares. Currently there are 8,708,000 shares available for future grants under the Plan. As amended, assuming that the amendment is approved by stockholders, there will be 26,208,000 shares of Common Stock available for future grants under the Plan. Additional information regarding the Plan, awards that have been granted under the Plan and exercises of outstanding options by Plan participants will be disclosed in the Proxy Statement relating to the 2008 Annual Meeting of Stockholders which is expected to be filed with the SEC shortly. A copy of the Plan as currently in effect was attached to the Company's definitive Proxy Statement filed March 17, 2006 in connection with the 2006 Annual Meeting of Stockholders (at which meeting stockholders approved an increase in the number of shares of Common Stock available for issuance under the Plan from 10,000,000 to 17,500,000 shares) and is incorporated herein by reference.

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On April 23, 2008, the Board of Directors of the Company approved an amendment to Article Fourth of the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock, that the Company is authorized to issue from 500,000,000 shares to 1,000,000,000 shares of Common Stock. Under the laws of the State of Delaware and the Company's Amended and Restated Certificate of Incorporation, the amendment is subject to the receipt of the approval of the holders of at least a majority of the issued and outstanding shares of Common Stock whose approval will be solicited at the Company's Annual Meeting of Stockholders currently scheduled for June 26, 2008. The amendment will become effective upon filing with the Office of the Secretary of State of the State of Delaware, which is expected to occur shortly after the Annual Meeting, assuming that stockholders approve the amendment.
Section 7—Regulation FD

Item 7.01.	Regulation FD Disclosure.
April 23, 2008 — Guernsey, Channel Islands — CanArgo Energy Corporation (“CanArgo” or the “Company”) (OSE: CNR; AMEX:CNR) announced that its Board of Directors gave approval to conducting a proposed offering to common stockholders (the “Offering”) of rights to purchase one share of common stock for each share of common stock held of record on a date to be announced later. The proposed subscription price for the Offering will be $0.10 per share. As of April 18, 2008, there were an aggregate of 242,107,390 shares of common stock issued and outstanding. The Offering is contingent, among other things, upon stockholders approving an increase in the number of authorized shares of common stock at the Annual Meeting of Stockholders, currently scheduled for June 26, 2008, securing the consents of the holders of the Company’s outstanding notes, securing a standby underwriting, registration of the Offering under the Securities Act of 1933, as amended (the “Securities Act”) and complying with all other applicable securities laws and stock exchange rules and regulations. The Company also announced that it is currently negotiating with a prospective investor to underwrite the unsubscribed shares at the subscription price.
Vincent McDonnell, Chairman, President and Chief Executive Officer, stated that “the Board of Directors believes that an offering to our stockholders is a method of securing the capital required for the Company’s capital needs to meet its 2008 planned capital expenditures while reducing the risk of potential dilution that our stockholders could suffer if all the required funds were raised directly from third parties.”
The foregoing does not constitute an offer to sell or a solicitation of an offer to purchase any securities by the Company which offer can only be made pursuant to an effective registration statement filed pursuant to the Securities Act and in compliance with all other applicable securities laws and stock exchange rules and regulations.
CanArgo is an independent oil and gas exploration and production company with its oil and gas operations currently located in Georgia.
The information in this item 7.01 (including its exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section. The information in this report (including its exhibit) shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
A copy of the Press Release is attached hereto as Exhibit 99.1,
Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release dated April 23, 2008 issued by CanArgo Energy Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: April 28, 2008	By:	/s/ Jeffrey Wilkins
Jeffrey Wilkins, Corporate Secretary